UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2019

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 W. Jericho Turnpike, Suite A Smithtown, New York	11787
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicatie by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 1.01 Entry into a Material Definitive Agreement

On August 8, 2019, iGambit, Inc., a Delaware corporation (“iGambit”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among iGambit, Clinigence Holdings, Inc., a Delaware corporation (“Clinigence”), HealthDatix, Inc., a Delaware corporation and wholly owned subsidiary of iGambit (“Merger Sub”), and John Salerno, an individual and holder of iGambit shares constituting a majority of the votes eligible to be cast by all of the stockholders of iGambit (the “Signing Stockholder”).

The Merger Agreement provides for the merger of Merger Sub with and into Clinigence (the “Merger”). As a result of the Merger, Merger Sub will cease to exist, and Clinigence will continue as the surviving corporation. After the Merger, Clinigence will be a direct wholly owned subsidiary of iGambit, and the former Clinigence stockholders will have a direct equity ownership and controlling interest in iGambit.

At the effective time of the Merger (the “Effective Time”), each share of Clinigence Common Stock issued and outstanding immediately prior to the Effective Time (other than certain cancelled shares) will be converted into the right to receive such number of fully paid and nonassessable shares of iGambit Common Stock that would result in the stockholders of Clinigence (the “Clinigence Stockholders”) having a right to receive an aggregate number of shares of iGambit Common Stock immediately following the Effective Time that represent 85% of the total issued and outstanding iGambit Common Stock on a fully diluted, as converted basis immediately following the Effective Time, assuming there are no dissenting stockholder interests as of the Effective Time (“Exchange Ratio”). At the Effective Time, each option and warrant to acquire shares of Clinigence Common Stock (each, a “Clinigence Stock Option” or “Clinigence Warrant” as the case may be) that is outstanding immediately prior to the Effective Time whether or not they are vested or exercisable will by virtue of the Merger be assumed by iGambit and will be converted into an iGambit stock option or warrant. Each such iGambit stock option or warrant as so assumed and converted will continue to have and will be subject to the same terms and conditions as applied to the Clinigence Stock Option or Warrant immediately prior to the Effective Time. As of the Effective Time, each such iGambit Stock Option or Warrant as so assumed and converted will be an option or warrant to acquire that number of whole shares of iGambit Common Stock (rounded down to the nearest whole share) (the “iGambit Option Shares”) or (the “iGambit Warrant Shares”) equal to the product of (i) the number of shares of Clinigence Common Stock subject to such Clinigence Stock Option or Warrant, and (ii) the Exchange Ratio, at an exercise price per share of iGambit Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Clinigence Common Stock of such Clinigence Stock Option or Clinigence Stock Warrant by (B) the Exchange Ratio, subject, in the case of the options, to certain tax requirements.

The Merger Agreement contains customary representations, warranties and covenants, including covenants relating to (i) the conduct of iGambit’s and Clinigence’s business during the interim period between the execution of the Merger Agreement and the Closing, (ii) mutual continued access to information regarding the entity’s operations, and (iii) iGambit’s, Clinigence’s, and the Signing Stockholder’s obligations to use their commercially reasonable efforts to consummate the Merger.

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The Merger is also subject to various closing conditions, including, but not limited to the following:

  The redemption at par value or cancellation for no consideration of all issued and outstanding shares of iGambit Series A Preferred Stock; provided, however, that iGambit may not redeem or cancel its Series A Preferred Stock more than two (2) Business Days prior to the Closing Date without the prior consent of Clinigence.

  The repayment or conversion by iGambit of any outstanding promissory notes other than the July 2019 Note and the August 2019 Note (as such terms are defined below).

  The conversion to equity of a portion of the deferred compensation obligations of iGambit.

  The completion by iGambit of a reverse stock split of between 100 to 1 and 500 to 1, including providing an information statement to its securityholders with respect thereto at least 20 days prior to such stock split becoming effective.

  The adoption, and submission to its stockholders for approval, by iGambit of an equity incentive plan in form and substance satisfactory to Clinigence.

  The amendment of iGambit’s Certificate of Incorporation to change its name to Clinigence Holdings, Inc., eliminate its Series A Preferred Stock as authorized shares and, if necessary to complete the Merger, increase the number of authorized shares of iGambit Common Stock.

  The submission of an application by iGambit to the Financial Industry Regulatory Authority (“FINRA”) to change its ticker symbol to one that is mutually agreed by iGambit and Clinigence and obtain any requisite approvals of FINRA to the Merger or any of the other matters or transactions contemplated by the Merger Agreement.

Upon the closing of the Merger, Warren Hosseinion, Jacob Margolin, Lawrence Schimmel, Martin Breslin, Mitchell Creem, Mark Fawcett, David Meiri, John Waters and Elisa Luqman will be appointed as members of the Board of Directors and Jacob Margolin will be appointed as Chief Executive Officer, Elisa Luqman will be appointed as Chief Financial Officer, Secretary and General Counsel, Charles Kandzierski will be appointed Chief Operating and Information Officer, and Lawrence Schimmel will be appointed as Chief Medical Officer. John Salerno, iGambit’s President, will resign as an officer and director of iGambit, and will enter into an agreement granting him customary observer rights with respect to the Board of Directors for two (2) years following the Closing.

Under the Merger Agreement, iGambit is subject to a customary “no shop” restriction on its ability to solicit alternative acquisition proposals or to provide information to or engage in discussions or negotiations with third parties regarding alternative acquisition proposals. The no-shop provision is subject to a customary “fiduciary out” provision that allows iGambit, during the twenty (20) day period after the mailing of iGambit’s Information Statement, to provide information and participate in discussions with respect to any unsolicited acquisition offer that is likely to result in a superior offer, provided certain other conditions are met.

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The Merger Agreement contains certain termination rights, including a termination right of iGambit in order to accept a Superior Proposal if certain requirements are met, and provides that in the event of termination of the Merger Agreement under specified circumstances, iGambit will owe Clinigence a cash termination fee of $400,000 plus any out of pocket expenses incurred by Clinigence in connection with the Merger Agreement.

The Merger Agreement may also be terminated (i) by mutual written consent of iGambit and Clinigence, (ii) by either iGambit and Clinigence if the transactions contemplated by the Merger Agreement are not consummated on or before November 30, 2019, provided that the right to terminate will not be available to any party whose failure to fulfill any material obligation was the cause of or resulted in the failure of the transactions contemplated by the Merger Agreement to be consummated by such date, (iii) by either iGambit and Clinigence if the other party has breached any of its covenants, agreements or representations and warranties (and has not cured its breach within 30 days of the giving of notice of such breach), or (iv) by either iGambit and Clinigence of the other party discloses any facts, circumstances or matters not disclosed in any Schedules delivered on or prior to the Signing Date that, individually or in the aggregate, could reasonably be expected to result in a material adverse effect on Clinigence.

In connection with the Merger Agreement, John Salerno, who holds a majority of the voting power of iGambit, is required to vote in favor of the Merger.

Clinigence, Merger Sub and iGambit intend that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger. The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about any of iGambit, Clinigence or Merger Sub’s public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to iGambit, Clinigence or Merger Sub’s. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws.

On June 24, 2019, Clinigence and iGambit entered into a six (6) month Promissory Note (the “June 2019 Note”), pursuant to which Clinigence loaned to iGambit $393,092.28 solely to pay off the iGambit convertible notes set forth in Schedule A attached to the June 2019 Note and any remainder thereof to be utilized as working capital. The June 2019 Note was disclosed on the Company’s current report on Form 8-K filed on June 27, 2019.

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On August 6, 2019, Clinigence and iGambit entered into a Promissory Note maturing concurrently with the June 2019 Note (the “August 2019 Note”), pursuant to which Clinigence loaned to iGambit $25,000 solely to pay off certain iGambit convertible notes and any remainder thereof to be utilized as working capital.

The description of the August 2019 Note set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the August 2019 Note, which is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 6, 2019, iGambit incurred a direct obligation to repay $25,000 under the August 2019 Note, as described in Item 1.01 of this Current Report on Form 8-K.

ITEM 8.01 Regulation FD Disclosure

On August 9, 2019, iGambit issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section. This information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates any such information by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are attached as part of this Form 8-K:

2.1	Agreement and Plan of Merger by and among Clinigence Holdings Inc., a Delaware corporation, iGambit Inc., a Delaware corporation, HealthDatix, Inc., a Delaware corporation and wholly owned subsidiary of iGambit, Inc., and John Salerno, an individual and holder of iGambit shares constituting a majority of the votes eligible to be cast by all of the stockholders of iGambit Inc. dated August 8, 2019.
10.1	Secured Promissory Note issued by iGambit Inc., a Delaware corporation, to Clinigence Holdings Inc., a Delaware corporation dated August 6, 2019.
99.1	Press Release related to Announcement of Signing of Merger Agreement dated August 2019

Forward–Looking Statements

This Form 8-K regarding iGambit’s business and operations includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1996. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may,” “expect,” “anticipate,” “intend” or “estimate” or the negative thereof or other variations thereof or comparable terminology. The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties that could cause actual events or results to differ from those referred to in such forward-looking statements. This disclosure highlights some of the important risks regarding iGambit’s business, including the requirement of FINRA approval in order to consummate the Merger. The primary risk attributable to iGambit is its ability to attract fresh and continued capital to execute its comprehensive business strategy. There may be additional risks associated with the integration of businesses following an acquisition, concentration of revenue from one source, competitors with broader product lines and greater resources, emergence into new markets, the termination of any of iGambit’s significant contracts or partnerships, iGambit’s ability to comply with senior debt agreements, iGambit’s inability to maintain working capital requirements to fund future operations, or iGambit’s ability to attract and retain highly qualified management, technical and sales personnel, and the other factors identified by us from time to time in iGambit’s filings with the SEC. However, the risks included should not be assumed to be the only things that could affect future performance. We may also be subject to disruptions, delays in collections, or facilities closures caused by potential or actual acts of terrorism or government security concerns.

All forward-looking statements included in this document are made as of the date hereof, based on information available to us as of the date thereof, and we assume no obligation to update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iGambit Inc.

Date: August 9, 2019	By:	/s/ Elisa Luqman
Elisa Luqman
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Clinigence Holdings Inc., a Delaware corporation, iGambit Inc., a Delaware corporation, HealthDatix, Inc., a Delaware corporation and wholly owned subsidiary of iGambit, Inc., and John Salerno, an individual and holder of iGambit shares constituting a majority of the votes eligible to be cast by all of the stockholders of iGambit Inc. dated August 8, 2019.
10.1	Secured Promissory Note issued by iGambit Inc., a Delaware corporation, to Clinigence Holdings Inc., a Delaware corporation dated August 6, 2019.
99.1	Press Release related to Announcement of Signing of Merger Agreement dated August 2019

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